EXECUTION
AMENDMENT NO. 3
TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT
Amendment No. 3 to Amended and Restated Master Repurchase Agreement, dated as of June 29, 2023 (this “Amendment”), between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (the “Buyer”) and loanDepot.com, LLC (the “Seller”).
RECITALS
The Buyer and Seller are parties to that certain (a) Amended and Restated Master Repurchase Agreement, dated as of August 11, 2021 (as amended by Amendment No. 1, dated as of April 19, 2022, and Amendment No. 2, dated as of July 28, 2022, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”) and (b) Pricing Letter, dated as of August 11, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Letter”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Pricing Letter, as applicable.
Accordingly, the Buyer and Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:
Section 1.Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by adding the following new definition in its proper alphabetical order:
“Conditions Precedent Trigger” shall have the meaning set forth in the Pricing Letter.
Section 2.Conditions Precedent to all Transactions. Section 3(b) of the Existing Repurchase Agreement is hereby amended by:
1.1deleting paragraph (xiii) in its entirety and replacing it with the following:
(xiv)    Conditions Precedent Trigger. No Conditions Precedent Trigger shall have occurred or be continuing until Seller has cured such Conditions Precedent Trigger pursuant to the definition thereof.
2.1deleting paragraphs (xiv) and (xv) in their entirety and any and all references thereto.
Section 3.Conditions Precedent. This Amendment shall be effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:
1.1Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:
(w)this Amendment, executed and delivered by duly authorized officers of the Buyer and Seller;
(x)Amendment No. 7 to Pricing Letter, dated as of the date hereof, executed and delivered by Buyer and Seller; and

LEGAL02/43095328v6

(y)such other documents as the Buyer or counsel to the Buyer may reasonably request.
Section 4.Ratification of Agreement. As amended by this Amendment, the Existing Repurchase Agreement is in all respects ratified and confirmed and the Existing Repurchase Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.
Section 5.Representations and Warranties.   Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 10 of the Repurchase Agreement. Seller hereby represents and warrants that this Amendment has been duly and validly executed and delivered by it, and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
Section 6.Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.
Section 7.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
Section 8.Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The parties agree that this Amendment, any documents to be delivered pursuant to this Amendment and any notices hereunder may be transmitted between them by email and/or by facsimile. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The original documents shall be promptly delivered, if requested. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the E-Sign, UETA and any applicable state law.  Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers with appropriate document access tracking, electronic signature tracking and document retention as may be approved by the Buyer in its sole discretion.
Section 9.Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
Section 10.GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF

LEGAL02/43095328v6

SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE EFFECTIVENESS, VALIDITY AND ENFORCEABILITY OF ELECTRONIC CONTRACTS, OTHER RECORDS, ELECTRONIC RECORDS AND ELECTRONIC SIGNATURES USED IN CONNECTION WITH ANY ELECTRONIC TRANSACTION BETWEEN BUYER AND SELLER SHALL BE GOVERNED BY E-SIGN.
[SIGNATURE PAGE FOLLOWS]

LEGAL02/43095328v6

    IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.
UBS AG, BY AND THROUGH ITS BRANCH OFFICE AT 1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK, as Buyer
By:    /s/ Kathleen Donovan
Name: Kathleen Donovan
Title: Managing Director
By:     /s/ Chi Ma
Name: Chi Ma
Title: Executive Director
LOANDEPOT.COM, LLC, as Seller
By:     /s/ David Hayes
Name: David Hayes
Title: CFO

Signature Page to Amendment No. 3 to Master Repurchase Agreement
LEGAL02/43095328v6